U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2001


                            CENTRUM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                    0-9607                  34-1654011
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or organization)                               Identification No.)


                441 East Main Street, Corry, Pennsylvania, 16407
                    (Address of principal executive offices)


                                 (814) 665-5042
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS

Centrum Industries, Inc. (BB: CIII) today announced that the firm of PriceWaterhouseCoopers, LLP has resigned as auditor for the Company. The resignation was not the result of any disagreements between the Company and the auditors. A letter from PriceWaterhouseCoopers regarding their resignation is attached herewith as Exhibit 4(a).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTRUM  INDUSTRIES,  INC.
                                                  (Registrant)


Date:  June 29, 2001                       By:  /s/  Timothy  M. Hunter
                                           Timothy  M.  Hunter
                                           Chief Financial Officer and Treasurer


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                                  Exhibit Index

Exhibit  Number                         Exhibit
4(a)                              PriceWaterhouseCoopers  letter  dated June 19,
2001.



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